-----------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 27, 2002


                  IndyMac MBS, INC., (as depositor under the
                  Pooling and Servicing Agreement, dated as of February 1, 2002, providing for the issuance of the IndyMac MBS, INC., Mortgage Pass-Through Certificates, Series 2002-B).


                               IndyMac MBS, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                       333-82831               95-4791925
-----------------------------      -------------            --------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)



            155 North Lake Avenue
             Pasadena, California                               91101
       --------------------------------                         ----------
           (Address of Principal                                (Zip Code)
            Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

-----------------------------------------------------------------------------

Item 5.    Other Events.
----       ------------

Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-B Lehman Brothers Inc. (the "Underwriter"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed Exhibit 99.1 hereto, are filed on Form SE dated February 27, 2002.



















____________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 29, 2001 and the prospectus supplement dated February 27, 2002, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-B.

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       99.1.  Computational Materials filed on Form SE dated February 27, 2002.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.




                               By: /s/ S. Blair Abernathy
                                   ------------------------
                                   S. Blair Abernathy
                                   Executive Vice President



Dated:   February 27, 2002

                                 Exhibit Index
                                 -------------


Exhibit                                                                    Page
-------                                                                    ----

99.1.   Computational Materials filed on Form SE dated February 27, 2002.    6

                                 EXHIBIT 99.1
                                 ------------

       Computational Materials filed on Form SE dated February 27, 2002.


                                      6